                                                                       Exhibit E


PART I                                      OFFICE USE ONLY:                   1

Application for Individual and Multi-Life Life Insurance

CHECK THE APPROPRIATE COMPANY.

[ ]  Metropolitan Life Insurance Company
     200 Park Avenue, New York, NY 10166

[ ]  New England Life Insurance Company
     501 Boylston Street, Boston, MA 02116-3700

[ ]  MetLife Investors Insurance Company
     13045 Tesson Ferry Road, St. Louis, MO 63128

[ ]  General American Life Insurance Company
     13045 Tesson Ferry Road, St.Louis, MO 63128

[ ]  MetLife Investors USA Insurance Company
     222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

          The Company indicated above is referred to as "the Company".

SECTION 1
PROPOSED INSURED(S)

* If less than 3 years, add prior residence address in Additional Information Section, Page 13.

NOTE:
P.O. Box numbers CANNOT be accepted for street addresses.

1. PROPOSED INSURED #1

Name           FIRST                    MIDDLE                  LAST
       _________________________________________________________________________

Street _________________________________________________________________________

City ______________________________________________ State ________ Zip _________

Years at this address* ____________ SSN/Tax ID _________________________________

Home Phone Number (___)___________________

Work Phone Number (___)___________________

Cell Phone Number (___)___________________

Best TIME to call:          FROM__________

[ ] Daytime [ ] Evening     TO____________

Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Driver's License Number _________________________________________ State ________

License Issue Date ___________________ License Expiration Date _________________

Marital Status  [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

Date of Birth  MONTH   DAY   YEAR       State/Country of Birth____________
             __________________________

Sex [ ] Male [ ] Female                        Net Worth $______________________

Annual Earned Income $________________  Annual Unearned Income $________________

Employer's Name ________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Position/Title/Duties _______________________________ Length of Employment _____

ADDITIONAL INSUREDS:
See Supplemental Forms Package.

2. PROPOSED INSURED #2

Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1

Name           FIRST                    MIDDLE                  LAST
       _________________________________________________________________________

IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

Street _________________________________________________________________________

City ______________________________________________ State ________ Zip _________

Years at this address* ____________ SSN/Tax ID _________________________________

Home Phone Number (___)___________________

Work Phone Number (___)___________________

Cell Phone Number (___)___________________

Best TIME to call:

[ ] Daytime [ ] Evening

Best NUMBER to call: [ ] Home [ ] Work [ ] Cell

Driver's License Number_________________________State_________

Issue Date_________________Expiration Date__________________

Marital Status  [ ] Single [ ] Married [ ] Separated [ ] Divorced [ ] Widowed

Date of Birth    MONTH        DAY     YEAR     State/Country of Birth___________
              _______________________________

Sex [ ] Male [ ] Female                        Net Worth $______________________

Annual Earned Income $________________  Annual Unearned Income $________________

Employer's Name ________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Position/Title/Duties _______________________________ Length of Employment _____


ENB-7-05                                                               XX(xx/0x)

2
IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 1
PROPOSED INSURED(S) (continued)

3. DEPENDENT SPOUSE OR MINOR

A. Are any persons to be insured a dependent spouse?              [ ] YES [ ] NO

IF YES, please provide:

   Amount of EXISTING insurance on spouse of Proposed Insured     $_____________
   Amount of insurance APPLIED FOR on spouse of Proposed Insured  $_____________

B. 1. Are any persons to be insured a dependent minor?            [ ] YES [ ] NO

IF YES, please provide:

   Amount of EXISTING insurance on father/guardian                $_____________
   Amount of insurance APPLIED FOR on father/guardian             $_____________
   Amount of EXISTING insurance on mother/guardian                $_____________
   Amount of insurance APPLIED FOR on mother/guardian             $_____________

   2. Are all siblings of this dependent minor equally insured?   [ ] YES [ ] NO
IF NO, please provide details:
________________________________________________________________________________

SECTION 2
EXISTING OR APPLIED FOR INSURANCE

IF YES
Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

1. EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any existing or applied for life insurance (L) or annuity (A) contracts with this or any other company?

                                                 PROPOSED INSURED [ ] YES [ ] NO
                                                            OWNER [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

  Proposed     Company  Type    Amount of   Year of    Accidental   Existing or
  Insured               (L,A)   Insurance    Issue    Death Amount  Applied for
(#1, #2, other)
                                                                       [ ] E
                                                                       [ ] A

                                                                       [ ] E
                                                                       [ ] A

                                                                       [ ] E
                                                                       [ ] A

                                                                       [ ] E
                                                                       [ ] A

                                                                       [ ] E
                                                                       [ ] A

B. Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance (LTC) applied for or planned with THIS Company or its
   affiliates?                                                    [ ] YES [ ] NO

IF YES, provide: Proposed Insured(#1, #2, other) ________ Type(D, C, LTC) ______

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

2. REPLACEMENT

A. In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life
   insurance?                                                     [ ] YES [ ] NO

IF YES, complete Replacement Questionnaire and Disclosure
AND any other state required replacement forms.

B. Is this an exchange under Internal Revenue code section 1035?  [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.


ENB-7-05                                                               XX(xx/0x)

                                                                               3
If more space is needed, please use the Additional Information Section, Page 13.

SECTION 3 OWNER

IDENTITY OF PRIMARY OWNER (Check one.)

[ ] Proposed Insured #1 Complete Question 1 ONLY.
[ ] Proposed Insured #2 Complete Question 1 ONLY.
[ ] Other Person Complete Questions 1 and 2.
[ ] Entity Complete Question 3 ONLY.

1. OWNER IDENTIFICATION

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

[ ] U.S. Driver's License already provided on page 1 (Proposed Insured)
[ ] U.S. Driver's License [ ] Green Card [ ] Passport [ ] Other
    GOVERNMENT ISSUED
    _________________

Issuer of ID ________________________________ ID Issue Date ____________________
ID Reference Number _________________________ ID Expiration Date _______________

NOTE:
P.O. Box numbers CANNOT be accepted for street addresses.

IF CUSTODIAN is acting on behalf of a minor under UTMA/UGMA, please complete Additional Owner Form in Supplemental Forms package.

2. OWNER OTHER THAN PROPOSED INSURED(S)

Name           FIRST                    MIDDLE                  LAST
       _________________________________________________________________________

Street _________________________________________________________________________

City ______________________________________________ State ________ Zip _________

Phone Number (___)______________________________________________________________

Citizenship_________________ Country of Permanent Residence_____________________

Date of Birth    MONTH      DAY     YEAR   SSN/Tax ID __________________________
              ____________________________

Relationship to Proposed Insured(s)_____________________________________________

Employer's Name ________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Position/Title/Duties _______________________________ Length of Employment _____

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent
    Owner's death.

3. ENTITY/TRUST AS OWNER

IF TRUST Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS Complete Business Supplement form in Supplemental Forms Package.

Entity/Trust Type:   [ ] C Corporation   [ ] S Corporation         [ ] LLC
                     [ ] Partnership     [ ] Sole Proprietorship   [ ] Trust

Tax ID Number _____________________ Date of Trust     MONTH      DAY      YEAR
                                                  ______________________________

Name of Entity/Trust ___________________________________________________________

Name of Trustee(s) _____________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Proposed Insured(s) Relationship to Entity______________________________________

Nature of Business ____________________________ Business Phone__________________

Is entity publicly traded? [ ] YES [ ] NO

IF NO, please supply one of the following documents: (Indicate which one you are supplying.)

      [ ] Articles of Incorporation/Government Issued Business License
      [ ] LLC Operating Agreement
      [ ] Partnership Agreement
      [ ] Government Issued Certificate of Good Standing


ENB-7-05                                                               XX(xx/0x)

4
IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 4
BENEFICIARY(IES)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

[ ] CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR
    ENTITY OWNER.

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional Information Section, Page 13.

[ ] PRIMARY

Name    FIRST                        MIDDLE                        LAST
     ___________________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Date of Birth    MONTH    DAY     YEAR          SSN/Tax ID      NOT REQUIRED
              _________________________________            _____________________

Relationship to Proposed Insured(s)_____________________________________________

PERCENT OF PROCEEDS______(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

Name    FIRST                        MIDDLE                        LAST
     ___________________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Date of Birth    MONTH    DAY     YEAR          SSN/Tax ID      NOT REQUIRED
              _________________________________            _____________________

Relationship to Proposed Insured(s)_____________________________________________

PERCENT OF PROCEEDS ______ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

Name    FIRST                        MIDDLE                        LAST
     ___________________________________________________________________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Date of Birth    MONTH    DAY     YEAR          SSN/Tax ID      NOT REQUIRED
              _________________________________            _____________________

Relationship to Proposed Insured(s)_____________________________________________

PERCENT OF PROCEEDS ______ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

SECTION 5

CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)

Custodian's name      FIRST                 MIDDLE                     LAST
                 _______________________________________________________________

as custodian for                        NAME(S) OF MINOR(S)
                 _______________________________________________________________

under the   NAME OF STATE     Uniform Transfers [or Gifts] to Minors Act.
          ___________________

Street _________________________________________________________________________

City ____________________________________________ State ________ Zip ___________

Relationship to Minor(s) _______________________________________________________


ENB-7-05                                                               XX(xx/0x)

                                                                               5
IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 6

INFORMATION REGARDING INSURANCE APPLIED FOR

*Complete these forms, if applicable:
  - ADBR
  - Enricher/Equity Additions
  - Group Conversion
  - GSPO+
These forms can be found in the Supplemental Forms Package.

1. PRODUCT & FACE AMOUNT

Product Name____________________________________________________________________

Face Amount $_____________ (Complete Personal Financial Supplement if
                           $1,000,000 or more.)

[ ] Group Conversion*

Optional Benefits and Riders:

[ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*

Option Period(s):       COMPLETE FOR FIRST DESIGNATED LIFE
                  ________________________________________________ $____________
[ ] Guaranteed Survivor Income Benefit (GSIB)
[ ] Term Rider Specify:___________________________________________ $____________
[ ] Life Guaranteed Purchase Option (LGPO)
[ ] Acceleration of Death Benefit Rider (ADBR)*
[ ] Enricher Options (PAIR/VABR)* Specify:________________________ $____________
[ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
[ ] Disability Waiver (DW) Specify:_______________________________ $____________

[ ] Other ______________________________________________________________________

Special Requests/Other:
[ ] Save Age            [ ] Specific Policy Date _______________________________

[ ] Other_______________________________________________________________________

________________________________________________________________________________

Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

________________________________________________________________________________

________________________________________________________________________________

2. ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan (for
traditional plans), if available?                                 [ ] YES [ ] NO

Dividend Options:

[ ] Paid-up Additions   [ ] VAI Equity Additions*   [ ] Premium Reduction
[ ] Cash                [ ] Accumulations/DWI
[ ] Other________________________________________

For Variable Life, also complete Variable Life Supplement.

3. ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount: Year 1 $_________ Excess/Lump Sum $_____________________

Duration of premium payments____________________________________________________

Planned annual unscheduled payment (if applicable): $___________________________

Renewal Premium (if applicable): $ _____________________________________________

Death Benefit Option/Contract Type______________________________________________

Definition of Life Insurance Test: [ ] Guideline Premium Test
[ ] Cash Value Accumulation Test
(if available under policy applied for)

Guaranteed to age:(VUL only) [ ] 65 [ ] 75 [ ] 85 [ ] 5 years [ ] Other________

4. ADDITIONAL INFORMATION FOR QUALIFIED PLANS

Qualified/Non-Qualified Plan number         EGN/PENSION NUMBER
                                    __________________________________


ENB-7-05                                                               XX(xx/0x)

6
IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 7
PAYMENT INFORMATION

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

1. PAYMENT MODE (Check one.)

DIRECT BILL:          [ ] Annual        [ ]  Semi-Annual   [ ] Quaterly

ELECTRONIC PAYMENT:   [ ] Monthly

SPECIAL ACCOUNT:      [ ] Government Allotment             [ ] Salary Deduction

Additional Details:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. SOURCE OF CURRENT AND FUTURE PAYMENTS (Check all that apply.)

[ ] Earned Income   [ ] Mutual Fund/Brokerage Account   [ ] Money Market Fund

[ ] Savings   [ ] Use of Values in another Life Insurance/Annuity Contract

[ ] Certificate of Deposit   [ ] Loans   [ ] Other _____________________________

NOTE:
It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

3. PAYMENT

Amount collected with application $_____________________________________________
(Must equal at least one monthly premium.)

Premium Payor:

[ ] Proposed Insured #1     [ ] Proposed Insured #2         [ ] Primary Owner

[ ] Other

    Name________________________________________________________________________

    Relationship to Proposed Insured(s) and Owner ______________________________

    Reason this person is the Payor ____________________________________________

4. BILLING ADDRESS INFORMATION

[ ] Proposed Insured #1 Address            [ ] Proposed Insured #2 Address

[ ] Primary Owner's Address

[ ] Other Premium Payor's/Alternate Billing Address (Provide details here.)

Street _________________________________________________________________________

City ______________________________________________ State ________ Zip _________

[ ] Special Arrangements

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

E-MAIL ADDRESSES
(optional)

Proposed Insured #1 ____________________________________________________________

Proposed Insured #2 ____________________________________________________________

Primary Owner  _________________________________________________________________

Joint/Contingent Owner _________________________________________________________


ENB 7-05                                                               XX(xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8 GENERAL RISK QUESTIONS

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

1. Within the past three years has ANY person to be insured flown in a plane other than as a passenger on a scheduled airline or have plans for such activity within the next year?

                                                                  [ ] YES [ ] NO

IF YES, complete a separate Aviation Supplement for each applicable Proposed
      Insured.

If you need more space, please use the Additional Information Section, Page 13.

2. Within the past three years has ANY person to be insured participated in or intend to participate in ANY of the following:
      Underwater sports - (SCUBA diving, skin diving, or similar activities); Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);
      Racing sports - (motorcycle, auto, motor boat or similar activities); Rock or mountain climbing or similar activities;
      Bungee jumping or similar activities?

                                                                  [ ] YES [ ] NO

IF YES, complete a separate Avocation Supplement for each applicable Proposed
      Insured.

3. Within the PAST TWO YEARS has ANY person to be insured TRAVELED or RESIDED outside the U.S. or Canada?

                                                                  [ ] YES [ ] NO

IF YES, for each occurrence, please provide Proposed Insured, duration, country and purpose.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

4. Within the NEXT TWO YEARS does ANY person to be insured INTEND TO TRAVEL or RESIDE outside the U.S. or Canada?

                                                                  [ ] YES [ ] NO

IF YES, for each occurrence, please provide Proposed Insured, duration, country and purpose.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

5.    CITIZENSHIP/RESIDENCY

      A. Are all persons to be insured U.S. Citizens?

                                                                  [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)___________________  Country of Citizenship__________________

Visa Type/ID__________________________  Visa Number_____________________________

Expiration Date_______________________  Length of Time in U.S.__________________

[ ] Check here if currently applying for a Social Security number.

      B. Are all persons to be insured permanent residents of the United States?

                                                                  [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________

Country of Residence____________________________________________________________


ENB-7-05                                                               XX(xx/0x)

8

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 8 GENERAL RISK QUESTIONS (continued)

If you need more space, please use the Additional Information Section, Page 13.

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

6. In the last five years, has ANY person to be insured used tobacco products (e.g., cigarettes; cigars; pipes; smokeless tobacco; chew; etc.) or nicotine substitutes (e.g., patch, gum)?

                                                                  [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)___________________  Date Last Used__________________________

Type____________________________________________________________________________

Amount/Frequency________________________________________________________________

7. Has ANY person to be insured: EVER had a driver's license suspended or revoked; EVER been convicted of DUI or DWI; or had, in the last five years, any moving violations?

                                                                  [ ] YES [ ] NO

IF YES, please provide Proposed Insured, date and violation.

Proposed Insured(s)_____________________________________________________________

Details:________________________________________________________________________

________________________________________________________________________________

8. Has any person to be insured EVER had an application for life, disability income or health insurance declined, postponed, rated or modified or required an extra premium?

                                                                  [ ] YES [ ] NO

IF YES, please provide details:

Proposed Insured(s)_____________________________________________________________

Details:________________________________________________________________________

________________________________________________________________________________

9. Are all persons to be insured: actively at work; or a homemaker performing regular household duties; or a student attending school regularly?

                                                                  [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________

Details:________________________________________________________________________

________________________________________________________________________________

Please answer these questions ONLY IF REQUESTING THE LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER.

10.   LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER

A. Does any person to be insured under this rider currently use any mechanical equipment such as: a walker; a wheelchair; long leg braces; or crutches?

                                                                  [ ] YES [ ] NO

IF YES, please note which and the reason.

________________________________________________________________________________

Proposed Insured(s) ____________________________________________________________

B. Does any person to be insured under this rider need any assistance or supervision with any of the following activities: bathing; dressing; walking; moving in/out of a chair or bed; toileting; continence; or taking medication?

                                                                  [ ] YES [ ] NO

Proposed Insured(s)_____________________________________________________________


ENB-7-05                                                               XX(xx/0x)

PART II

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 1 PHYSICIAN INFORMATION

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

1.    PHYSICIAN

Please provide name of doctor, practitioner, or health care facility who can provide the most complete and up to date information concerning the present health of the Proposed Insured(s).

PHYSICIAN INFORMATION FOR PROPOSED INSURED #1

[ ] Check here if no doctor, practitioner or health care facility is known.

Physician Name______________________________  Phone Number (___)________________

Name of Practice/Clinic_____________________  Fax Number (___)__________________

Street__________________________________________________________________________

City________________________________________  State______ Zip___________________

Date Last Consulted  MONTH  DAY  YEAR   Reason
                   ___________________        __________________________________

Findings, treatment given, medication prescribed. If None, check here [ ]

________________________________________________________________________________

________________________________________________________________________________

PHYSICIAN INFORMATION     [ ] PROPOSED INSURED #1     [ ] PROPOSED INSURED #2

[ ] Check here if no doctor, practitioner or health care facility is known.

Physician Name______________________________  Phone Number (___)________________

Name of Practice/Clinic_____________________  Fax Number (___)__________________

Street__________________________________________________________________________

City________________________________________  State______ Zip___________________

Date Last Consulted  MONTH  DAY  YEAR   Reason
                   ___________________        __________________________________

Findings, treatment given, medication prescribed. If None, check here [ ]

________________________________________________________________________________

________________________________________________________________________________

SECTION 2 MEDICAL QUESTIONS


1. HEIGHT/WEIGHT

Proposed Insured #1      Height___________________  Weight______________________

Proposed Insured #2      Height___________________  Weight______________________

Has any Proposed Insured experienced a change in weight (greater than 10 pounds) in the past 12 months?

                                                                  [ ] YES [ ] NO

IF YES, specify:

Proposed Insured #1       Pounds lost_____________  Pounds gained_______________

Proposed Insured #2       Pounds lost_____________  Pounds gained_______________

Reason _________________________________________________________________________


ENB-7-05                                                               XX(xx/0x)

10

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2 MEDICAL QUESTIONS (continued)

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

2. Has a parent (P) or sibling (S) of any person to be insured ever had: heart disease; coronary artery disease; high blood pressure; diabetes; or mental illness?

                                                                  [ ] YES [ ] NO

IF YES, indicate below:

                                                              State of Health,
    Proposed        Relationship to     Age if    Age at    Specific Conditions,
Insured (#1, #2)    Proposed Insured    Living    Death        Cause of Death
----------------    ----------------    ------    ------    --------------------
                    [ ] P      [ ] S
                    [ ] P      [ ] S
                    [ ] P      [ ] S
                    [ ] P      [ ] S

3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                             Proposed     Proposed      Other
                                            Insured #1   Insured #2    Proposed
                                                                       Insured
                                            YES    NO    YES    NO    YES    NO
A.    High blood pressure; chest pain;
      heart attack; or any other disease
      or disorder of the heart or
      circulatory system?                   [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

B.    Asthma; bronchitis; emphysema;
      sleep apnea; shortness of breath;
      or any other disease or disorder
      of the lungs or respiratory system?   [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

C.    Seizures; stroke; paralysis;
      Alzheimer's disease; multiple
      sclerosis; memory loss; Parkinson's
      disease; progressive neurological
      disorder; headaches; or any other
      disease or disorder of the brain
      or nervous system?                    [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

DETAILS: IF you ANSWERED YES to any of the above questions, please provide details here.

Question   Proposed Insured          Name of Physician          Date/Duration    Diagnosis/Severity
 Number          Name         Address if not already provided     of Illness    Medications/Treatment
--------   ----------------   -------------------------------   -------------   ---------------------











ENB-7-05                                                               XX(xx/0x)

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION PAGE 13.

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application.

3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                             Proposed     Proposed      Other
                                            Insured #1   Insured #2    Proposed
                                                                       Insured
                                            YES    NO    YES    NO    YES    NO
D.    Ulcers; colitis; hepatitis;
      cirrhosis; or any other disease or
      disorder of the liver; gallbladder;
      stomach; or intestines?               [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

E.    Any disease or disorder of: the
      kidney; bladder; or prostate; or
      blood, protein or pus in the urine?   [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

F.    Diabetes; thyroid disorder; or any
      other endocrine problem(s)?           [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

G.    Arthritis; gout; or disorder of
      the muscles. bones or joints?         [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

H.    Cancer; tumor; polyp; cyst or any
      skin disease or disorder?             [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

I.    Anemia; leukemia; or any other
      disorder of the blood or lymph
      glands?                               [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

J.    Depression; stress; anxiety; or
      any other psychological or
      emotional disorder or symptoms?       [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

K.    Any disease or disorder of the
      eyes, ears. nose, or throat?          [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

DETAILS: IF you ANSWERED YES to any of the above questions, please provide details here.

Question   Proposed Insured          Name of Physician          Date/Duration    Diagnosis/Severity
 Number          Name         Address if not already provided     of Illness    Medications/Treatment
--------   ----------------   -------------------------------   -------------   ---------------------











ENB-7-05                                                               XX(xx/0x)

12

IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.

SECTION 2 MEDICAL QUESTIONS (continued)

PLEASE NOTE: If FULL PARAMEDICAL exam is required, completion of Medical questions is OPTIONAL but will expedite your application

4.    Has ANY person to be insured:

                                             Proposed     Proposed      Other
                                            Insured #1   Insured #2    Proposed
                                                                       Insured
                                            YES    NO    YES    NO    YES    NO
A     Currently, or within the past six
      months, been under observation or
      received treatment or taken any
      medication? (Including over-the-
      counter medications, vitamins,
      herbal supplements, etc.)             [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

B.    For the next six months, scheduled
      any doctor's visits, medical care,
      or surgery?                           [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

C.    During the past five years, had a:
      checkup; electrocardiogram; chest
      x-ray; or medical test?               [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

D.    During the past five years, had any
      illness, injury or health condition
      not revealed above; or have been
      recommended to have any:
      hospitalization; surgery; medical
      test; or medication?                  [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

E.    EVER been diagnosed with or treated
      by a member of the medical
      profession for Acquired Immune
      Deficiency Syndrome (AIDS)?           [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

F.    EVER tested positive for the AIDS
      Human Immunodeficiency Virus (HIV)
      or for antibodies to the AIDS
      (HIV) virus?                          [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

G.    EVER used heroin, cocaine,
      barbiturates, or other drugs, except
      as prescribed by a physician or
      other licensed practitioner?          [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

H.    EVER received treatment from a
      physician or counselor regarding
      the use of alcohol, or the use of
      drugs, except for medicinal
      purposes; or received treatment or
      advice from an organization that
      assists those who have an alcohol
      or drug problem?                      [ ]    [ ]   [ ]    [ ]   [ ]    [ ]

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

Question   Proposed Insured          Name of Physician          Date/Duration    Diagnosis/Severity
 Number          Name         Address if not already provided     of Illness    Medications/Treatment
--------   ----------------   -------------------------------   -------------   ---------------------











ENB-7-05                                                              XX(xx/0x)

ADDITIONAL INFORMATION

             USE THIS PAGE FOR ANY ADDITIONAL INFORMATION. ATTACH A
                          SEPARATE SHEET IF NECESSARY.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


ENB-7-05                                                               XX(xx/0x)

14

CERTIFICATION/AGREEMENT/DISCLOSURE

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

      An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

      1.    Gender (as illustrated)  [ ] M  [ ] F   [ ] Unisex    Age_____

      2.    Rating class (e.g.       [ ] Preferred  [ ] Standard  [ ] Non-smoker
            standard, smoker)        [ ] Smoker     [ ] Other___________________

      3     Type of policy (e.g. L-98, Whole Life)______________________________

      4.    Initial Death Benefit $_______________  Death Benefit Option________

      5.    Guaranteed Minimum       [ ] age 55     [ ] age 65    [ ] age 75
            Death Benefit            [ ] age 85     [ ] 5 years

      6.    Dividend Option_____________________________________________________

      7.    Riders___________________________________________ $_________________

                  ___________________________________________ $_________________

                  ___________________________________________ $_________________

FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) to this application, will be attached to and become part of the new policy.

- No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.


ENB-7-05                                                               XX(xx/0x)

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN SECTION 2, QUESTION 2 OF THIS APPLICATION.

- I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

- IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

      The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

(b) the IRS has notified me that I am not subject to backup withholding. (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

I am a U.S. citizen or a U.S. resident alien for tax purposes.

      (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES:

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

      Signed at City, State_____________________________________ Date __________

--    PROPOSED INSURED #1_______________________________________________________
      (age 15 or over)

      Signed at City, State_____________________________________ Date __________

--    PROPOSED INSURED #2_______________________________________________________
      (age 15 or over)

      Signed at City, State_____________________________________ Date __________

--    OWNER_____________________________________________________________________
      (If other than Proposed Insured)
      (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

      Signed at City, State_____________________________________ Date __________

--    PARENT OR GUARDIAN________________________________________________________
      (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

      Signed at City, State_____________________________________ Date __________

--    WITNESS TO SIGNATURES_____________________________________________________
      (Licensed Agent/Producer)

      PLEASE PRINT AGENT/PRODUCER NAME _________________________________________


ENB-7-05                                                               XX(xx/0x)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

Check the appropriate company.

ADDITIONAL OWNERS

PROPOSED INSURED:_______________________________________________________________

                 [ ] METROPOLITAN LIFE INSURANCE COMPANY
                 [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                 [ ] NEW ENGLAND LIFE INSURANCE COMPANY
                 [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
                 [ ] METLIFE INVESTORS INSURANCE COMPANY
                 [ ] METROPOLITAN TOWER LIFE INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".

This supplement will be attached to and become part of the application with which it is used.

SECTION 1 JOINT OR CONTINGENT OWNER

IDENTITY OF JOINT OR CONTINGENT OWNER (if applicable)

      TYPE:      [ ] Joint   [ ] Contingent

      IDENTITY:  [ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

                 [ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

                 [ ] Other Person COMPLETE QUESTIONS 1 AND 2.

1.    JOINT OR CONTINGENT OWNER IDENTIFICATION

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

[ ] U.S. Driver's License already provided on page 1 of Application

[ ] U.S. Driver's License    [ ] Green Card    [ ] Passport

[ ] Other       GOVERNMENT ISSUED
         ___________________________________

Issuer of ID________________________________  ID Issue Date_____________________

ID Reference Number_________________________  ID Expiration Date________________

NOTE: P.O. Box numbers CANNOT be accepted for street addresses

2.    JOINT OR CONTINGENT OWNER OTHER THAN PROPOSED INSURED(S)

Name    FIRST                           MIDDLE                   LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City__________________________________________  State_____  Zip_________________

Phone Number (___)______________________________________________________________

Citizenship___________________________  Country of Permanent Residence _________

Date of Birth    MONTH   DAY   YEAR           SSN/TaxID
             _______________________________           _________________________

Relationship to Proposed Insured(s)_____________________________________________

Employer's Name_________________________________________________________________

Street__________________________________________________________________________

City__________________________________________  State_____  Zip_________________

Position/Title/Duties___________________________  Length of Employment__________

SECTION 2 CUSTODIAN ACTING ON BEHALF OF OWNER

Custodian's name    FIRST               MIDDLE                   LAST
                ________________________________________________________________

as custodian for                    NAME(S) OF MINOR(S)
                ________________________________________________________________

under the     NAME OF STATE          Uniform Transfers [or Gifts] to Minors Act.
         __________________________

Street__________________________________________________________________________

City__________________________________________  State_____  Zip_________________

Relationship to Minor(s)________________________________________________________

[ ] U.S. Driver's License    [ ] Green Card    [ ] Passport

[ ] Other       GOVERNMENT ISSUED
         ___________________________________

Issuer of ID________________________________  ID Issue Date_____________________

ID Reference Number_________________________  ID Expiration Date________________

EOWN-32-05                                                             XX(xx/0x)

                      THIS PAGE INTENTIONALLY LEFT BLANK.

TEMPORARY INSURANCE AGREEMENT & RECEIPT

PROPOSED INSURED:_______________________________________________________________

                  [ ] METROPOLITAN LIFE INSURANCE COMPANY
                  [ ] METLIFE INVESTORS INSURANCE COMPANY
                  [ ] NEW ENGLAND LIFE INSURANCE COMPANY
                  [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
                  [ ] METLIFE INVESTORS USA INSURANCE COMPANY

          The Company indicated above is referred to as "the Company."

PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

      1.    Other than by suicide;

      2.    Before the rider or benefit is declined by the Company; and

      3. While Temporary Insurance is in effect on the life of the Proposed Insured(s).

Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

      1. The Application, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND

      2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND

      3.    The Proposed Insured(s) is/are at least 14 days old.

WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date of this Receipt; or (if required at the time the Application is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) if one of the following is provided on the date of the Application:

      1.    Payment of one month's premium for the policy applied for; or

      2.    Properly completed MetLife salary deduction plan form(s); or

      3.    Properly completed government allotment form(s); or

      4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the trustee of the Qualified
            Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

* Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.


ETIA-8-05

TEMPORARY INSURANCE AGREEMENT & RECEIPT

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Application.

WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

      1. When coverage under a policy issued by the Company as a result of the Application takes effect.

      2. When a policy issued by the Company as a result of the Application is not accepted.

      3. When the Company offers to refund any payment received under this Receipt.

      4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.

      5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.

      6.    One hundred and twenty (120) days from the date of this Receipt.

If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

ALL Premium Checks must be made payable to the Company.

DO NOT: MAKE CHECK PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of: (check one) [ ] $____________________________
                   [ ] MetLife salary deduction plan form(s)
                   [ ] Government allotment form(s)
                   [ ] Qualified Plan form(s)

is acknowledged in connection with the Application made on this date in which the Proposed Insured(s) is (are):_______________________________________________

and the plan of insurance is:______________________from_________________________
                                                               (Company)

Receipt Date:___________________________________________________________________

Title:__________________________________________________________________________

Sales Office:___________________________________________________________________

Agent/Producer signature:______________________________________________________

METROPOLITAN LIFE               NEW ENGLAND LIFE          GENERAL AMERICAN LIFE
INSURANCE COMPANY               INSURANCE COMPANY         INSURANCE COMPANY
New York, NY 10166              Boston, MA 02116          St. Louis, MO 63128

/s/ GWENN L. CARR               /s/ JAMES D. GAUGHAN      /s/ JAMES D. GAUGHAN

Gwenn L. Carr,                  James D. Gaughan,         James D. Gaughan,
Vice-President and Secretary    Secretary                 Secretary


 METLIFE INVESTORS USA INSURANCE COMPANY     METLIFE INVESTORS INSURANCE COMPANY
 Wilmington, DE 19899                        St. Louis, MO 63128

 /s/ RICHARD C. PEARSON                      /s/ RICHARD C. PEARSON

 Richard C. Pearson,                         Richard C. Pearson,
 Executive Vice-President                    Executive Vice-President

Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.


ETIA-8-05

PART I

Check the appropriate company.                     Office Use Only:

TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE

[ ] Metropolitan Life Insurance Company
     200 Park Avenue, New York, NY 10166

[ ] MetLife Investors Insurance Company
     13045 Tesson Ferry Road, St. Louis, MO 63128

[ ] New England Life Insurance Company
     501 Boylston Street, Boston, MA 02116-3700

[ ] General American Life Insurance Company
     13045 Tesson Ferry Road, St. Louis, MO 63128

[ ] MetLife Investors USA Insurance Company
     222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899

          The Company indicated above is referred to as "the Company".

SECTION 1 PROPOSED INSURED(S)

NOTE:
P.O. Box numbers CANNOT be accepted for street addresses.

1. PROPOSED INSURED #1

Name                FIRST                MIDDLE                 LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

SSN/Tax ID______________________________________________________________________

Home Phone Number(___)___________________

Work Phone Number(___)___________________

Cell Phone Number)___)___________________


(Best TIME (2 hour period) to call:

[ ] Daytime [ ] Evening   FROM_________TO______________

Best NUMBER to call:  [ ] Home   [ ] Work   [ ] Cell

Language Preference for Telephone Interview_____________________________________

Driver's License Number__________________________________________State__________

License Issue Date__________________________License Expiration Date_____________

Marital Status    [ ] Single    [ ] Married    [ ] Separated    [ ] Divorced
[ ] Widowed

Date of Birth     MONTH      DAY       YEAR       State/Country of Birth________
              ___________________________________

Sex  [ ] Male    [ ] Female

2. PROPOSED INSURED #2

   Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit

Relationship to Proposed Insured #1____________________________________________

Name               FIRST                MIDDLE                 LAST
    ____________________________________________________________________________


IF ADDRESS IS SAME AS PROPOSED INSURED #1, WRITE "SAME".

ADDITIONAL INSUREDS:
See Supplemental Forms Package.



Street__________________________________________________________________________

City_______________________________________________State___________Zip__________

SSN/Tax ID______________________________________________________________________


Home Phone Number(___)___________________

Work Phone Number(___)___________________

Cell Phone Number(___)___________________

(Best TIME (2 hour period) to call:

[ ] Daytime [ ] Evening   FROM_________TO______________

Best NUMBER to call:  [ ] Home   [ ] Work   [ ] Cell

Language Preference for Telephone Interview_____________________________________

Driver's License Number__________________________________________State__________

License Issue Date__________________________License Expiration Date_____________

Marital Status    [ ] Single    [ ] Married    [ ] Separated    [ ] Divorced
[ ] Widowed

Date of Birth     MONTH      DAY       YEAR       State/Country of Birth________
              ___________________________________

Sex  [ ] Male    [ ] Female

ETU-20-05

2

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 2 EXISTING OR APPLIED FOR INSURANCE

IF YES -
Some states require the completion of an additional form. See instructions on the cover of the Replacement Forms Package.

1. EXISTING OR APPLIED FOR INSURANCE

A. Do any of the Proposed Insureds or Owners have any existing or applied for life insurance (L) or annuity (A) contracts with this or any other company?

PROPOSED INSURED   [ ] YES [ ] NO         OWNER   [ ] YES [ ] NO

IF YES, provide details on PROPOSED INSURED ONLY:

Proposed
Insured                       Amount     Year
(#1, #2,             Type       of        of      Accidental     Existing or
other)   Company    (L,A)    Insurance   Issue   Death Amount    Applied for
                                                                    [ ] E
                                                                    [ ] A
                                                                    [ ] E
                                                                    [ ] A
                                                                    [ ] E
                                                                    [ ] A
                                                                    [ ] E
                                                                    [ ] A
                                                                    [ ] E
                                                                    [ ] A

B. Do any of the Proposed Insureds have any application for disability insurance
   (D) or critical illness insurance (C) or long term care insurance (LTC) applied for or planned with THIS Company or its affiliates?

                                                                  [ ] YES [ ] NO

IF YES, provide:

Proposed Insured(#1, #2, other)___________________Type (D,C,LTC)________________

2. REPLACEMENT

A. In connection with this application, has there been, or will there be with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life insurance?

                                                                  [ ] YES [ ] NO

IF YES, complete Replacement Questionnaire and Disclosure AND any other state required replacement forms.

B. Is this an exchange under Internal Revenue code section 1035?

                                                                  [ ] YES [ ] NO

IF YES, complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.

Applicable replacement and 1035 exchange forms can be found in Replacement Forms Package.

ETU-20-05

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 3 OWNER

IDENTITY OF PRIMARY OWNER (Check one)

[ ]  Proposed Insured #1 COMPLETE QUESTION 1 ONLY.

[ ]  Proposed Insured #2 COMPLETE QUESTION 1 ONLY.

[ ]  Other Person COMPLETE QUESTIONS 1 AND 2.

[ ]  Entity COMPLETE QUESTION 3 ONLY.

1. OWNER IDENTIFICATION

IF U.S. DRIVER'S LICENSE ALREADY PROVIDED, NO FURTHER INFORMATION IS REQUIRED.

[ ]  U.S. Driver's License already provided on page 1. (Proposed Insured)

[ ]  U.S. Driver's License   [ ] Green Card   [ ] Passport

[ ] Other     GOVERNMENT ISSUED          Issuer of ID___________________________
          ______________________________

ID Issue Date_______________________ID Reference Number_________________________

ID Expiration Date__________________________

NOTE:
P.O. Box numbers CANNOT be accepted for street addresses.

IF CUSTODIAN
is acting on behalf of a minor under UTMA/UGMA, please complete Additional Owner Form in Supplemental Forms package.

2. OWNER OTHER THAN PROPOSED INSURED(S)

Name                FIRST                MIDDLE                 LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Phone Number(___)_______________________________________________________________

Citizenship__________Country of Permanent Residence_____________________________

Date of Birth     MONTH      DAY       YEAR     SSN/Tax ID______________________
               _______________________________

Relationship to Proposed Insured(s)_____________________________________________

Employer's Name_________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Position/Title/Duties___________________Length of Employment____________________

[ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.

IF TRUST
Complete Trust Certification form in Supplemental Forms Package.

IF BUSINESS
Complete Business Supplement form in Supplemental Forms Package.

3. ENTITY/TRUST AS OWNER
Entity/Trust Type:       [ ] C Corporation  [ ]  S Corporation        [ ]  LLC

                         [ ] Partnership    [ ]  Sole Proprietorship  [ ]  Trust

Tax ID Number____________________Date of Trust     MONTH      DAY       YEAR
                                                ________________________________

Name of Entity/Trust____________________________________________________________

Name of Trustee(s)______________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Proposed Insured(s) Relationship to Entity______________________________________

Nature of Business __________________Business Phone_____________________________

Is entity publicly traded?    [ ] YES   [ ] NO

IF NO, please supply one of the following documents: (Indicate which one you are supplying.)

      [ ] Articles of Incorporation/Government Issued Business License

      [ ] LLC Operating Agreement

      [ ] Partnership Agreement

      [ ] Government Issued Certificate of Good Standing

ETU-20-05

4

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 4 Beneficiary(ies)

NOTE: Federal law states if you leave someone with special needs any assets over $2,000, they may lose eligibility for most government benefits.

CONTINGENT BENEFICIARIES ONLY

[ ] Check here if you want any and all living and future natural or adopted children of Proposed Insured #1 to be included as Contingent Beneficiaries. Name any living children as beneficiaries below.

[ ]CHECK HERE AND DO NOT COMPLETE IF PRIMARY BENEFICIARY IS SAME AS TRUST OR ENTITY OWNER.

If there is a court appointed legal Guardian for Beneficiary, provide name and address in Additional Information Section, Page 8.

[ ]   PRIMARY

Name                FIRST                MIDDLE                 LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Date of Birth     MONTH      DAY       YEAR   SSN/Tax ID     NOT REQUIRED
             ________________________________          _________________________

Relationship to Proposed Insured(s)_____________________________________________

Percent of Proceeds_______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

Name                FIRST                MIDDLE                 LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Date of Birth     MONTH      DAY       YEAR   SSN/Tax ID     NOT REQUIRED
             ________________________________          _________________________

Relationship to Proposed Insured(s)_____________________________________________

Percent of Proceeds_______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

[ ] PRIMARY [ ] CONTINGENT

Name                FIRST                MIDDLE                 LAST
    ____________________________________________________________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Date of Birth     MONTH      DAY       YEAR   SSN/Tax ID     NOT REQUIRED
             ________________________________          _________________________

Relationship to Proposed Insured(s)_____________________________________________

Percent of Proceeds_______________(Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

SECTION 5
CUSTODIAN ACTING FOR MINOR BENEFICIARY(IES)

Custodian's name         FIRST                MIDDLE                 LAST
                ________________________________________________________________

as custodian for                        NAME(S) OF MINOR(S)
                ________________________________________________________________

under the    NAME OF STATE           Uniform Transfers [or Gifts] to Minors Act.
         ____________________________

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

Relationship to Minor(s)________________________________________________________

ETU-20-05

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 6 INFORMATION REGARDING INSURANCE APPLIED FOR

*Complete these forms, if applicable:

- ADBR

- Enricher/Equity Additions

- Group Conversion

- GSPO+ (if more than one Designated Life) These forms can be found in the Supplemental Forms Package.

1. PRODUCT & FACE AMOUNT

Product Name____________________________________________________________________

Face Amount $_____________(Complete Personal Financial Supplement if $1,000,000 or more.)

[ ] Group Conversion*

Optional Benefits and Riders:

[ ]  Guaranteed Survivor Plus Purchase Options (GSPO+)*
     Option Period(s):  COMPLETE FOR FIRST DESIGNATED LIFE  $
                      ______________________________________ ___________________

[ ]  Guaranteed Survivor Income Benefit (GSIB)

[ ]  Term Rider Specify:____________________________________ $ _________________

[ ]  Life Guaranteed Purchase Option (LGPO)

[ ]  Acceleration of Death Benefit Rider (ADBR)*

[ ]  Enricher Options (PAIR/VABR)* Specify:__________________ $ ________________

[ ]  Long Term Care Guaranteed Purchase Option (LTC-GPO)

[ ]  Disability Waiver (DW) Specify:________________________ $ _________________

[ ]  Other______________________________________________________________________

Special Requests/Other:

[ ] Save Age                    [ ] Specific Policy Date________________________

[ ] Other_______________________________________________________________________

________________________________________________________________________________

Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include SIGNED & DATED illustration for each policy requested.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

Do you request automatic payment of premium in default by Policy Loan (for traditional plans), if available?

                                                                  [ ] YES [ ] NO

Dividend Options:

[ ]  Paid-up Additions     [ ] VAI Equity Additions*      [ ] Premium Reduction

[ ] Cash                   [ ] Accumulations/DWI

[ ] Other_______________________________________________________________________

For Variable Life, also complete Variable Life Supplement.

3. ADDITIONAL INFORMATION for UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

Planned Premium Amount:   Year 1 $______________ Excess/Lump Sum $______________

Duration of premium payments____________________________________________________

Planned annual unscheduled payment (if applicable): $___________________________

Renewal Premium (if applicable): $______________________________________________

Death Benefit Option/Contract Type______________________________________________

Definition of Life Insurance Test: [ ] Guideline Premium Test
[ ] Cash Value Accumulation Test (if available under policy applied for)

Guaranteed to age: (VUL only)   [ ] 65 [ ] 75   [ ] 85  [ ] 5 years
                                [ ] Other_______________________________________

4. ADDITIONAL INFORMATION for QUALIFIED PLANS

Qualified/Non-Qualified Plan number             EGN/PENSION NUMBER
                                   _____________________________________________

ETU-20-05

6

If more space is needed, please use the Additional Information Section, Page 8.

SECTION 7 PAYMENT INFORMATION

If MONTHLY ELECTRONIC PAYMENT is chosen, complete Electronic Payment Account Agreement.

1. PAYMENT MODE (Check one.)

DIRECT BILL:              [ ] Annual           [ ] Semi-Annual  [ ] Quarterly

ELECTRONIC PAYMENT:       [ ] Monthly

SPECIAL ACCOUNT:          [ ] Government Allotment  [ ] Salary Deduction

Additional Details:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


2. SOURCE of CURRENT and FUTURE PAYMENTS (Check all that apply.)

[ ]Earned Income   [ ] Mutual Fund/Brokerage Account   [ ] Money Market Fund

[ ] Savings [ ] Use of Values in another Life Insurance/Annuity Contract

[ ] Certificate of Deposit

[ ] Loans    [ ] Other__________________________________________________________

NOTE:
It is Company Policy to not accept cash, traveler's checks, or money orders as a form of payment for Variable Life Products.

3. PAYMENT

Amount collected with application $_____________________________________________
(Must equal at least one monthly premium.)

Premium Payor:

[ ] Proposed Insured #1   [ ] Proposed Insured #2   [ ] Primary Owner

[ ] Other

    Name________________________________________________________________________

    Relationship to Proposed Insured(s) and Owner_______________________________

    Reason this person is the Payor_____________________________________________

4. BILLING ADDRESS INFORMATION

[ ]  Proposed Insured #1 Address  [ ] Proposed Insured #2 Address

[ ]  Primary Owner's Address

[ ]  Other Premium Payor's/Alternate Billing Address (Provide details here.)

Street__________________________________________________________________________

City_____________________________________________________State_________Zip______

[ ] Special Arrangements

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

E-Mail ADDRESSES
(optional)

Proposed Insured #1_____________________________________________________________

Proposed Insured #2_____________________________________________________________

Primary Owner___________________________________________________________________

Joint/Contingent Owner__________________________________________________________

ETU-20-05

PART II

If you need more space, please use the Additional Information Section, Page 8.

SECTION 1 GENERAL RISK QUESTIONS

The following questions are to be answered for ALL persons to be insured, including those covered by any riders applied for.

1. CITIZENSHIP/RESIDENCY
   A. Are all persons to be insured U.S. Citizens?                [ ] YES [ ] NO

IF NO, please provide details:

Proposed Insured(s)______________________Country of Citizenship ________________

Visa Type/ID_____________________________Visa Number____________________________

Expiration Date_____________________Length of Time in U.S.______________________

[ ] Check here if currently applying for a Social Security number.

  B. Are all persons to be insured permanent residents of the United
  States?                                                         [ ] YES [ ] NO

If you need more space, please use the Additional Information Section, below and on Page 8.

IF NO, please provide details:

Proposed Insured(s)_____________________________________________________________

Country of Residence____________________________________________________________


2. Has any person to be insured ever received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary heart disease; stroke; alcohol abuse; or drug abuse?

                                                                  [ ] YES [ ] NO

IF YES, do not collect advance payment.

ADDITIONAL INFORMATION

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


ETU-20-05

8

ADDITIONAL INFORMATION

                 USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
                     ATTACH A SEPARATE SHEET IF NECESSARY.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

ETU-20-05

CERTIFICATION/
AGREEMENT/
DISCLOSURE

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ] Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ] An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ] An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ] If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.

An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

1.  Gender (as illustrated)     [ ] M [ ] F  [ ] Unisex  Age_______________

2.  Rating class (e.g.         [ ] Preferred [ ] Standard [ ] Non-smoker
    standard, smoker)
                               [ ] Smoker [ ] Other_____________________________

3   Type of policy (e.g. L-98, Whole Life) ________________________________

4.  Initial Death Benefit $______________________ Death Benefit Option__________

5.  Guaranteed Minimum Death Benefit [ ] age 55 [ ] Age 65 [ ] age 75 [ ] Age 85

                                     [ ] 5 years

6.  Dividend Option____________________________________________________________

7.  Riders__________________________________________________ $ _________________

          __________________________________________________ $ _________________

          __________________________________________________ $ _________________

FRAUD WARNINGS

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE

I HAVE READ THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL ANSWERS GIVEN AND STATEMENTS MADE ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this Tele-Underwriting Application, on any supplements or amendments, during the tele-underwriting interview, and during any paramedical/medical exam are the basis of any policy issued.

- My acceptance of any insurance policy means I agree to any changes shown on the Application for Individual and Multi-Life Life Insurance that will be included in the policy.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) that become part of the application, will be attached to and become part of the new policy.

-  The tele-underwriting interview will be recorded by the Company.

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- No information will be deemed to have been given to the Company unless it is stated in this Tele-Underwriting Application for Life Insurance and its supplement(s), during the tele-underwriting interview, during a paramedical/medical exam, or on an amendment.

ETU-20-05

10

CERTIFICATION/
AGREEMENT/
DISCLOSURE

(continued)

- Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the tele-underwriting interview; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date the tele-underwriting interview was completed.

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN THE APPROPRIATE QUESTION OF PART I OF THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE.

- IF I HAVE APPLIED FOR A VARIABLE LIFE PRODUCT, THIS TELE-UNDERWRITING APPLICATION FOR LIFE INSURANCE IS THE APPLICATION REFERRED TO IN THE POLICY, IF APPLICABLE: FOR THE PURPOSES OF THE FREE LOOK PERIOD DURING WHICH I CAN RETURN THE POLICY TO THE COMPANY AND RECEIVE A REFUND; AND FOR THE PURPOSES OF THE INVESTMENT START DATE.

- I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

- IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

Under penalties of perjury, I, the Owner, certify that:

   The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR

(b) the IRS has notified me that I am not subject to backup withholding. (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)

   I am a U.S. citizen or a U.S. resident alien for tax purposes. (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURES:

If not witnessing all signatures, Witness should sign next to the signature being witnessed.

  Signed at City, State___________________________________Date__________________

--PROPOSED INSURED #1___________________________________________________________
  (age 15 or over)

  Signed at City, State___________________________________Date__________________

--PROPOSED INSURED #2
  (age 15 or over)

  Signed at City, State___________________________________Date__________________

--OWNER_________________________________________________________________________
  (If other than Proposed Insured)
  (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

  Signed at City, State___________________________________Date__________________

--PARENT OR GUARDIAN____________________________________________________________
  (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

  Signed at City, State___________________________________Date__________________

--WITNESS TO SIGNATURES_________________________________________________________
  (Licensed Agent/Producer)

PLEASE PRINT AGENT/PRODUCER NAME________________________________________________

ETU-20-05

TEMPORARY
INSURANCE
AGREEMENT &
RECEIPT

Proposed Insured:

[ ] METROPOLITAN LIFE INSURANCE COMPANY

[ ] METLIFE INVESTORS INSURANCE COMPANY

[ ] NEW ENGLAND LIFE INSURANCE COMPANY

[ ] GENERAL AMERICAN LIFE INSURANCE COMPANY

[ ] METLIFE INVESTORS USA INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".

PLEASE READ BOTH SIDES OF THIS RECEIPT CAREFULLY. IT INCLUDES IMPORTANT INFORMATION REGARDING TEMPORARY INSURANCE AND LIMITATIONS THEREUNDER.

WHAT DOES TEMPORARY INSURANCE PROVIDE?

For those eligible, Temporary Insurance provides for the payment of a death benefit, upon receipt of proof of death of the Proposed Insured(s). The Temporary Insurance death benefit will be for the amount of insurance and for the amount of any riders applied for on the life of the deceased Proposed Insured(s) identified on the Tele-underwriting Application for Life Insurance and the application supplement(s) completed in conjunction with and bearing the date of this Receipt. The total amount of death benefit under this Receipt and all other receipts issued by all the companies listed above will not be more than $1,000,000 for any Proposed Insured(s) (a total of $2,000,000 for survivorship life policies).* However, there will be no death benefit provided if death is by suicide. The death benefit will be paid to the person who would have received payment under the policy, had it been issued.

Temporary Insurance also provides that, if the health of the Proposed Insured(s) changes while Temporary Insurance is in effect, the Company will consider the health of the Proposed Insured(s) as of the date Temporary Insurance began in deciding whether to issue the policy applied for. If the Proposed Insured(s) should have a material change while Temporary Insurance is in effect, the total amount of insurance which may be issued under this Receipt will not be more than $1,000,000 (a total of $2,000,000 for survivorship life policies).*

If the application and the application supplement(s) completed in conjunction with and bearing the date of this Receipt (the "Application") includes a request for a rider or benefit that waives premiums upon the death or disability of the Applicant of the policy applied for (the "Applicant"), it will be included in the policy issued on the life of the Proposed Insured(s) if the Applicant dies:

   1. Other than by suicide;

   2. Before the rider or benefit is declined by the Company; and

   3. While Temporary Insurance is in effect on the life of the Proposed Insured(s). Premiums under the policy will be waived by reason of the Applicant's death as provided by the rider or benefit applied for.

WHO IS ELIGIBLE FOR TEMPORARY INSURANCE?

The Proposed Insured(s) under the policy applied for is/are eligible for Temporary Insurance, as long as EACH of the following are true:

1. The Tele-underwriting Application for Life Insurance and tele-underwriting interview, its supplement(s) and paramedical/medical exam; do not include any material misrepresentation; AND

2. The Proposed Insured(s) has/have never received medical treatment for or been diagnosed as having: cancer; Human Immunodeficiency Virus (HIV); Acquired Immune Deficiency Syndrome (AIDS); coronary artery disease; stroke; alcohol abuse; drug abuse; AND

3. The Proposed Insured(s) is/are at least 14 days old.

WHEN DOES TEMPORARY INSURANCE START?

Coverage starts on the later of: the date the tele-underwriting interview is completed; or (if required at the time the Tele-Underwriting Application for Life Insurance is completed by the Company's underwriting rules) the date of any medical examination of the Proposed Insured(s) provided that one of the following is received on the date of the Tele-Underwriting Application for Life
Insurance:

1. Payment of one month's premium for the policy applied for; or

2. Properly completed MetLife salary deduction plan form(s); or

3. Properly completed government allotment form(s); or

4. If the life insurance applied for with the Application is to be part of a Qualified Plan under the Employee Retirement Income Security Act of 1974 "ERISA" (e.g.: a Pension Plan; Profit Sharing Plan; or a 401K Plan) and the proposed owner is the trustee of the Qualified Plan: (1) the Commission Disclosure forms supplied to the proposed owner; and (2) the employer group number (EGN) for the plan: has been assigned by the Company; and is entered in the appropriate space on the Application.

* Should there be more than one application or receipt for any person to be insured, the share for each application will be in the ratio that the amount applied for on that application bears to the total amount of insurance applied for under all such applications.

ETUTIA-21-05                                                           XX(xx/0x)

TEMPORARY
INSURANCE
AGREEMENT &
Receipt
PAGE 2
(continued)

If the Company does not receive the full amount of any: check; draft; or money order, it will not constitute payment and Temporary Insurance will not be in effect.

However, Temporary Insurance will be in effect, if it has not already ended under the terms of this Receipt, if a Proposed Insured dies: from an accident; within 30 days from the date of this Receipt; before the required tele-underwriting interview and/or medical exam described above is completed; and one of the above 4 items was received prior to or on the date of the Tele-underwriting Application for Life Insurance.

WHEN DOES TEMPORARY INSURANCE END?

Temporary Insurance on any person will end on the earliest of the following:

1. When coverage under a policy issued by the Company as a result of the Application takes effect.

2. When a policy issued by the Company as a result of the Application is not accepted.

3. When the Company offers to refund any payment received under this Receipt.

4. The date the Proposed Insured(s) or the Applicant learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined or the Company has decided to terminate the Temporary Insurance.

5. If the Application is for a Qualified Plan under ERISA, the Proposed Owner learns that either the Application has been declined or the Company has decided to terminate the Temporary Insurance; or five days from the date that the Company mails to the Proposed Insured(s) or the Applicant, at the address on the Application, a notice that the Application has been declined.

6. One hundred and twenty (120) days from the date of this Receipt. If no policy takes effect, any payment received will be refunded when Temporary Insurance ends.

ALL Premium Checks must be made payable to the Company.

DO NOT: MAKE CHECK PAYABLE TO THE AGENT; OR LEAVE THE PAYEE BLANK.

LIMITATIONS ON AUTHORITY

No one but the President, the Secretary or a Vice-President of the Company may change or waive the terms of this Receipt.

Receipt of: (check one)   [ ] $______________________________________

                          [ ]  MetLife salary deduction plan form(s)

                          [ ]  Government allotment form(s)

                          [ ] Qualified Plan form(s)

is acknowledged in connection with the Application made on this date in which the

Proposed Insured(s) is (are):___________________________________________________

and the plan of insurance is:______________________from_________________________
                                                                (Company)

Receipt Date:___________________________________________________________________

Title:__________________________________________________________________________

Sales Office:___________________________________________________________________

Agent/Producer signature:_______________________________________________________

METROPOLITAN LIFE INSURANCE COMPANY              NEW ENGLAND LIFE INSURANCE COMPANY         GENERAL AMERICAN LIFE INSURANCE COMPANY
New York, NY 10166                               Boston, MA 02116                           St. Louis, MO 63128

/s/ Gwenn L. Carr                                /s/ James D. Gaughan                       /s/ James D. Gaughan
Gwenn L. Carr, Vice-President and Secretary      James D. Gaughan, Secretary                James D. Gaughan, Secretary

METLIFE INVESTORS USA INSURANCE COMPANY               METLIFE INVESTORS INSURANCE COMPANY
Wilmington, DE19899                                   St. Louis, MO 63128

/s/ Richard C. Pearson                                /s/ Richard C. Pearson
Richard C. Pearson, Executive Vice-President          Richard C. Pearson, Executive Vice-President

Note: If you have not heard from the Company within 120 days from the date of this Receipt, please contact the Company's representative.

ETUTIA-21-05                                                           XX(xx/0x)

VARIABLE LIFE SUPPLEMENT

GENERAL AMERICAN LIFE INSURANCE COMPANY

Proposed Insured:

This supplement will be attached to and become part of the application with which it is used.

IMPORTANT INFORMATION FOR THE OWNER - PLEASE READ CAREFULLY

Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These products are long-term investments that may have significant short term surrender charges. Variable Life Insurance is designed to provide death benefit protection while offering the potential for long-term cash accumulation and may not be appropriate in situations where significant liquidation of assets in the near future is expected.

THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE ACCOUNT INVESTMENT EXPERIENCE.

THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

OWNER'S INFORMATION

Tax bracket____________________% Liquid Net Worth $_____________________________
                                 (Exclude personal residence, automobiles
                                 & home furnishings.)

Prior Investment Experience (Choose all that apply and indicate your years of experience.)

[ ]  Certificate of Deposit_______years   [ ] Stocks_______years

[ ]  Mutual Funds_______years

[ ]  Money Markets___________years        [ ] Bonds _______years

[ ]  Other____________________________________________________       ______years

Is Owner(s) an associated person of a broker dealer?

                                                                  [ ] YES [ ] NO

INVESTMENT OBJECTIVE AND RISK TOLERANCE

INVESTMENT OBJECTIVE

Indicate the investment objective for your policy's funding options.

[ ] Capital Preservation

[ ] Income

[ ] Growth & Income

[ ] Growth

[ ] Aggressive Growth

RISK TOLERANCE

Have you completed the Asset Allocation Questionnaire?

                                                                  [ ] YES [ ] NO

IF YES, please submit with application.

Indicate risk tolerance below. (Choose only one) Be sure it supports the investment objective and your risk tolerance for this policy.


[ ] Conservative      [ ] Conservative to Moderate

[ ] Conservative      [ ] Conservative to Moderate      [ ] Moderate

[ ] Moderate          [ ] Moderate to  Aggressive

                      [ ] Moderate to Aggressive        [ ] Aggressive

                      [ ] Moderate to Aggressive        [ ] Aggressive


Capital Preservation    Seeks income and stability with minimal risk.
Income                  Seeks current income over time.
Growth & Income         Seeks capital appreciation over long term combined with
                        current dividend income.
Growth                  Seeks capital appreciation over long term.
Aggressive Growth       Seeks maximum capital appreciation over time by
                        investing in speculative and/or higher risk securities.

                                                                       Continued

GFND-4-05  FF                                                            (05/05)

OPTIONAL AUTOMATED INVESTMENT STRATEGIES

PAGE 2
(continued)

You may select ONLY ONE of the following:

IF YOU ARE NOT ELECTING ANY AUTOMATED INVESTMENT STRATEGIES, PLEASE PROCEED TO THE INVESTMENT ALLOCATION SECTION ON THE NEXT PAGE.

[ ] DOLLAR COST AVERAGING

A percent of premium must be allocated to BlackRock Money Market Portfolio when this option is chosen. Election of this feature does not change the allocation of future payments.

Automatically transfers a set amount of money monthly on the policy's monthly anniversary from the BlackRock Money Market Portfolio to the destination funding options you choose.

Transfer Amount $______________________________($100.00 minimum)

Destination funding options - indicate percentages to be transferred to each in Dollar Cost Averaging column on the next page. There is no limit on the number of funding options receiving the transfer.

Dollar cost averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of fluctuation in price levels. An investor should consider his/her ability to continue purchases in periods of low price levels.

[ ] PORTFOLIO REBALANCING

Election of this feature does not change the allocation of future payments.

Automatically rebalances the cash values in all the selected funding options to the allocation percentages you select. The allocation selections for rebalancing can be different than the allocation percentages chosen for your premium payments.

[ ] Check here if you wish to rebalance to the allocation percentages chosen for your premium payments.

[ ] Check here if you wish to rebalance using different allocation percentages than your premium payments and indicate the allocation percentages in the Portfolio Rebalancing column on the next page.

Choose ONE of the following options:

[ ] Periodic Rebalancing

      [ ] Monthly

      [ ] Quarterly

      [ ] Semi-annually

      [ ] Annually

[ ] Variance Rebalancing

Allows the allocation percentages to be maintained within a specified variance range on a monthly basis. Rebalancing will occur on any monthly anniversary in which any of the accounts selected are outside of the variance range chosen.

[ ] 5% [ ] 10% [ ] 15% [ ] 20%

                                                                       Continued

GFND-4-05  FF                                                            (05/05)

INVESTMENT ALLOCATION

Risk Level

PAGE 3 (continued)

Please select funding options that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated on the first page of this form. Some funding options may be appropriate for more than one investment objective. For more complete information about a specific funding option, including charges and expenses, please read the prospectus carefully.


                                                                                                             Use this column
                                 Indicate Initial Allocation in                                         only if you have chosen an
                                whole percentages; must equal 100%.                                       option on previous page.

                                                                                        INITIAL             DOLLAR COST AVERAGING
RISK LEVEL                    PORTFOLIO NAME                                           ALLOCATION           PORTFOLIO REBALANCING
CONSERVATIVE

                              General Account                                          __________%      ___________________________%

                              BlackRock Money Market Portfolio                         __________       ___________________________

                              Salomon Brothers U.S. Government Portfolio               __________       ___________________________

CONSERVATIVE TO MODERATE

                              BlackRock Bond Income Portfolio                          __________       ___________________________

                              Lehman Brothers(R) Aggregate Bond Index Portfolio        __________       ___________________________

                              PIMCO Total Return Portfolio                             __________       ___________________________
MODERATE

                              Lord Abbett Bond Debenture Portfolio                     __________       ___________________________

                              BlackRock Diversified Portfolio                          __________       ___________________________

                              MFS Total Return Portfolio                               __________       ___________________________

                              Neuberger Berman Real Estate Portfolio                   __________       ___________________________

MODERATE TO AGGRESSIVE

                              American Funds Growth-Income Fund                        __________       ___________________________

                              BlackRock Large Cap Value Portfolio                      __________       ___________________________

                              Davis Venture Value Portfolio                            __________       ___________________________

                              Fidelity VIP Equity-Income Portfolio                     __________       ___________________________

                              Harris Oakmark Large Cap Value Portfolio                 __________       ___________________________

                              Harris Oakmark Focused Value Portfolio                   __________       ___________________________

                              Neuberger Berman Mid Cap Value Portfolio                 __________       ___________________________

                              MetLife Stock Index Portfolio                            __________       ___________________________

                              BlackRock Strategic Value Portfolio                      __________       ___________________________

                              FI Mid Cap Opportunities Portfolio                       __________       ___________________________

                              Met/AIM Mid Cap Core Equity Portfolio                    __________       ___________________________

                              MetLife Mid Cap Stock Index Portfolio                    __________       ___________________________

AGGRESSIVE

                              Fl International Stock Portfolio                         __________       ___________________________

                              Fidelity VIP Overseas Portfolio                          __________       ___________________________

                              Harris Oakmark International Portfolio                   __________       ___________________________

                              Morgan Stanley EAFE(R) Index Portfolio                   __________       ___________________________

                              American Funds Growth Fund                               __________       ___________________________

                              BlackRock Legacy Large Cap Growth Portfolio              __________       ___________________________

                              Fidelity VIP Growth Portfolio                            __________       ___________________________

                              Janus Aggressive Growth Portfolio                        __________       ___________________________

                              Oppenheimer Capital Appreciation Portfolio               __________       ___________________________

                              T. Rowe Price Large Cap Growth Portfolio                 __________       ___________________________

                              BlackRock Aggressive Growth Portfolio                    __________       ___________________________

                              Russell 2000(R) Index Portfolio                          __________       ___________________________

                              T. Rowe Price Mid-Cap Growth Portfolio                   __________       ___________________________

                              Met/AIM Small Cap Growth Portfolio                       __________       ___________________________

                              T. Rowe Price Small Cap Growth Portfolio                 __________       ___________________________

                              American Funds Global Small Capitalization Fund          __________       ___________________________

                              RCM Global Technology Portfolio                          __________       ___________________________


OTHER

                              MetLife Conservative Allocation Portfolio                __________       ___________________________

                              MetLife Conservative to Moderate Allocation Portfolio    __________       ___________________________

                              MetLife Moderate Allocation Portfolio                    __________       ___________________________

                              MetLife Moderate to Aggressive Allocation Portfolio      __________       ___________________________

                              MetLife Aggressive Allocation Portfolio                  __________       ___________________________


Write in any available        ____________________________________________________     __________       ___________________________
funds not listed above.       ____________________________________________________     __________       ___________________________


                                                                       Continued

GFND-4-05  FF                                                            (05/05)

  OTHER
IMPORTANT
  OWNER
QUESTIONS

PAGE 4
(continued)

1. I elect to have the monthly deduction from the cash values taken as follows:

[ ] Proportionately from the funding options based on the cash value in each at the time of the deduction.

[ ]   From one specific funding option (if available).  Specify_________________

If you have chosen a specific funding option, please note that if that funding option has insufficient cash value to pay the monthly charges, these charges will be deducted proportionately from each funding option based on the cash value in each at the time of the deduction.

2. Have you received a prospectus for the policy applied for? IF YES, please indicate:
                                                                  [ ] YES [ ] NO

Date of prospectus: ____________________________________________________________

Date of any prospectus supplement package:______________________________________

3. Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to completing this application?
   IF NO, please indicate on what basis this product was recommended?

                                                                  [ ] YES [ ] NO

________________________________________________________________________________

________________________________________________________________________________

4. Do you understand that:

   A. The amount and duration of the death benefit may increase or decrease depending on the policy's investment return, subject to any guarantees provided by the policy?

                                                                  [ ] YES [ ] NO

   B. There is no guaranteed minimum cash value and the cash value may increase or decrease depending on the policy's investment return?

                                                                  [ ] YES [ ] NO

5. Do you believe that this policy and the funding options you have selected will meet your insurance needs and financial objectives?

                                                                  [ ] YES [ ] NO

6. If funding options selected do not reflect the risk tolerance on the first page of this form, please explain:

________________________________________________________________________________

________________________________________________________________________________


GFND-4-05  FF                                                            (05/05)